Exhibit 99.1

Xactly Enters into Definitive Agreement to be Acquired by Vista Equity Partners

SAN JOSE, Calif. — May 30, 2017 – Xactly (NYSE: XTLY), a leading provider of cloud-based incentive solutions, today announced that it has entered into a definitive agreement to be acquired by Vista Equity Partners (“Vista”), a leading private equity firm focused on investments in software, data and technology-enabled businesses.

Under the terms of the agreement, affiliates of Vista will acquire all outstanding shares of Xactly common stock for a total value of approximately $564 million. Xactly stockholders will receive $15.65 in cash per share, representing an approximately 17% premium to the closing price as of May 26, 2017 and an approximately 31% premium compared to the 3-month volume weighted average price of Xactly’s common stock.

“This announcement represents a very positive event for our stockholders and enables Xactly to build upon its successful 12-year history,” said Christopher W. Cabrera, founder and CEO of Xactly Corporation. “We are confident that Vista is the ideal partner to accelerate our growth initiatives and enable Xactly to focus on innovation and customer success while forging a new era of incentive compensation management.”

“Xactly’s market leadership in cloud incentive compensation solutions makes it an ideal addition to the Vista family of companies,” said Brian Sheth, Co-Founder and President of Vista Equity Partners. “We are looking forward to bringing Vista’s resources and expertise to help drive Xactly’s next phase of innovation and growth.”

Xactly’s headquarters will remain in San Jose. The closing of the transaction is subject to customary closing conditions, including the approval of Xactly’s stockholders and antitrust approval in the United States. The transaction is expected to close in the third quarter of the 2017 calendar year.

In a separate press release issued today, Xactly announced preliminary financial results for the first quarter of 2018. Xactly will report its fiscal 2018 first quarter in its Quarterly Report on Form 10-Q. Xactly will not hold a conference call to discuss earnings due to the announced sale of the company.

J.P. Morgan Securities LLC is acting as exclusive financial advisor and Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, is serving as legal advisor to Xactly. Vista’s legal advisor is Kirkland & Ellis LLP.

About Xactly

Headquartered in San Jose, California, Xactly (NYSE: XTLY), is a leading provider of enterprise-class, cloud-based, incentive compensation solutions for employee and sales performance management. Named a leader in Gartner’s Magic Quadrant for Sales Performance Management software, Xactly addresses a critical business need to incentivize employees and align their behaviors with company goals. Our products allow organizations to make more strategic decisions, increase employee performance, improve margins, and mitigate risk.

Our core values are key to our success, and each day we’re committed to upholding them by delivering the best we can to our customers. To learn more about Xactly and the latest issues and trends in SPM software, follow us on Twitter, Facebook, and subscribe to the Xactly blog.

About Vista Equity Partners

Vista Equity Partners, a U.S.-based investment firm with offices in Austin, San Francisco, Chicago, and Oakland with more than $30 billion in cumulative capital commitments, currently invests in software, data and technology-enabled organizations led by world-class management teams with long-term perspective. Vista is a value-added investor, contributing professional expertise and multi-level support towards companies realizing their full potential. Vista’s investment approach is anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions, and proven management techniques that yield flexibility and opportunity in private equity investing. For more information, please visit www.vistaequitypartners.com.

Additional Information and Where to Find It

Xactly Corporation (“Xactly”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Excalibur Merger Sub, Inc., pursuant to which Xactly would be acquired by Excalibur Parent LLC (the “Merger”). The proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

Participants in the Solicitation

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These document are available free of charge as described in the preceding paragraph.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding possible or assumed future results of operations of Xactly, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Xactly’s business and the price of the common stock of Xactly, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Xactly and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Xactly’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Xactly’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Xactly’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Xactly assumes no obligation to update any forward-looking statement contained in this press release.

©2017 Xactly Corporation. All rights reserved. Xactly, the Xactly logo, and “Inspire Performance” are registered trademarks or trademarks of Xactly Corporation in the United States and/or other countries. All other trademarks are the property of their respective owners.

CONTACT:

Xactly Corporation:

Investor Relations

The Blueshirt Group

Lisa Laukkanen

Tel: 415-217-4967

Email: lisa@blueshirtgroup.com

Nicole Gunderson

Tel: 415-489-2196

Email: nicole@blueshirtgroup.com

Vista Equity Partners:

Alan H. Fleischmann

vista@laurelstrategies.com

Tel: 202-776-7776